SEMIANNUAL REPORT
DIVIDEND GROWTH FUND
JUNE 30, 2002
T. ROWE PRICE(R)

REPORT HIGHLIGHTS
DIVIDEND GROWTH FUND

o Stocks fell sharply during the past six months as investors worried about economic growth, international tensions, and corporate accounting scandals.
o The Dividend Growth Fund posted a loss but outperformed the S&P 500 Stock Index and its Lipper peer group.
o Our value-oriented approach and good stock selection aided results versus the benchmarks.
o We took advantage of the market's short-term thinking to buy high-quality companies at good prices.
o Stock valuations appear attractive, and we believe our strategy of buying solid, dividend-paying companies will serve investors well over time.

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

FELLOW SHAREHOLDERS
The U.S. economy rebounded in the six months ended June 30, but the pace of the recovery slowed in the second quarter. The broad stock market indexes fell sharply, however, as signs of a reviving economy were overshadowed by weak earnings and profits, heightened global tensions, and mounting corporate accounting scandals. Charges of financial irregularities and fraud eroded the confidence of investors, who grew more risk-averse as the period wore on. In this challenging environment, your fund posted a loss, but our strategy of buying dividend-paying stocks helped us stay ahead of the overall market.

PERFORMANCE COMPARISON
Periods Ended 6/30/02                   6 Months     12 Months
--------------------------------------------------------------
Dividend Growth Fund                      -8.96%        -9.82%
...............................................................
S&P 500 Stock Index                      -13.16        -17.99
Lipper Multi-Cap Core
Funds Index                              -12.55        -17.75
...............................................................

Your fund returned -8.96% for the six months ended June 30, but outperformed both the S&P 500 Stock Index and its Lipper peer group. Our 12-month return of -9.82% far outpaced the losses recorded by both the S&P 500 and the Lipper index. The portfolio's value orientation aided results versus the S&P 500. We were strongly underweight in information technology companies as few of them pay dividends, and we also avoided some of the biggest losers among tech companies. Stock selection among industrial stocks also helped relative results. (We are replacing the Lipper Multi-Cap Core Funds Average with the Lipper index to be consistent with other T. Rowe Price stock funds. The Lipper Multi-Cap Core Funds Average returned -11.75% and -17.30% for the 6- and 12-month periods ended June 30, respectively.)

While any loss is disappointing, it is gratifying to see investors begin to recognize the value of dividends. During the 1990s profitable companies shunned dividends, but over the course of the 20th century, dividends provided nearly half of the market's total return, according to Salomon Smith Barney. With market returns likely to return to more normal single-digit returns, we expect the predictability of cash dividends to continue to regain their importance to investors.

MARKET ENVIRONMENT
     The return to a rational market environment is proving to be long and painful. The market has been recovering from the excesses of the late 1990s for more than two years, and we have seen the S&P 500 and Nasdaq decline about 35% and 70%, respectively. The retrenchment has been driven by a slowing economy, weak corporate earnings, high valuations (particularly in the technology sector), and now a crisis of confidence in the financial markets. Perhaps this is the final shoe to drop. Greed and the pressure to hit analyst estimates drove a few high-profile corporate management teams to manipulate earnings statements--or cheat. The President's stated desire to punish the individuals as well as a proposed SEC requirement that CEOs and CFOs personally certify their financial statements under oath may help prevent such behavior going forward.

     Investors are fed up, but the selling has become indiscriminate, and it feels as though we should be getting near the end. The 13.4% drop in the S&P 500 in the second quarter (which continued into July) left few areas of the market unscathed. Standout performance was limited to those sectors that were simply not down as much. For the first six months of the year, only three major S&P market sectors--energy, materials, and consumer staples--finished in positive territory. Information technology was the hardest hit (-31.7%), but even traditional defensive sectors such as telecommunication services (-28.6%) and health care (-16.7%) were pummeled as well.

PERFORMANCE REVIEW
     A common theme among the top performers for the first half was market capitalization--the good performers were generally mid-caps, and fund results were hurt most by the larger-cap holdings. Some of this can be attributed to the generally lower valuations of mid-caps stemming from years of market neglect, but some had to do with demand for more transparent investments. Smaller companies are often less complex to analyze--larger companies are often multinational and likely derive more of their growth from acquisitions. Such characteristics are now being penalized by the market.

     The energy sector was our top contributor to performance over the last six months. AMERADA HESS, EXXON MOBIL, and TOTALFINAELF all contributed positively during the period. Energy's defensive characteristics and a relatively healthy environment for the industry drove share prices.

     Our  exposure  to  real  estate  investment  trusts  (just  over  5% of the portfolio) also proved beneficial. Good business trends in real estate, relatively easy-to-understand companies, reasonable valuations, and attractive dividend yields combined to drive price performance higher for DUKE REALTY and VORNADO REALTY TRUST.

     The resilience of U.S. consumers has been nothing short of amazing, and the consumer discretionary sector again proved a good place to be. In the retail sector, FAMILY DOLLAR STORES and WALGREEN continued to leverage their strong positions within their respective markets. MASCO benefited from consumer willingness to spend on home improvement. STARWOOD HOTELS & RESORTS WORLDWIDE saw a remarkable recovery in consumer travel following the terrorist attacks and is waiting for signs that business travelers are returning.

     Five of the top 10 detractors from performance--including TYCO INTERNATIONAL, VODAFONE, CITIGROUP, OMNICOM, and GE--shared several characteristics: They are multinational corporations with large market caps that have historically been active acquirers. All came under a cloud of suspicion for aggressive accounting, and for the most part there is no proven basis for such claims. Given the current state of the market, investors are content to shoot first and ask questions later. We believe this kind of behavior creates opportunity.

     Health care, especially pharmaceuticals, continued to be weak. A dearth of new blockbuster drugs, a significant number of current high-profile drugs that are off or about to come off patent, low research and development productivity, tougher FDA standards for new drug approval and manufacturing, and political rhetoric surrounding drug pricing has resulted in dismal performance. The S&P 500 pharmaceutical group was down 19.6% in the first half of 2002, much worse than the index itself. The stocks have continued to slide as this letter is written, though we intend to stick with them. The question is whether the current industry problems are cyclical or secular. Secular problems would suggest the industry structure is changing, and ultimately its attractive growth, margin, and return on capital characteristics would be jeopardized. If the problems are primarily cyclical, which we believe is the case, the investment community will ultimately focus on the many positive aspects of the industry as the current dire news flow dissipates.

PORTFOLIO CHANGES
     Our largest purchase in the first half was UPS, a global provider of delivery services. In business for nearly 100 years, UPS is a well-recognized and trusted brand, holding the number-one position in the U.S. package delivery market. The company has a stellar record of generating earnings growth, high returns, and industry-leading cash flow while maintaining one of only nine triple-A rated balance sheets in America. We were attracted to these characteristics, so when the stock was plagued by shorter-term worries about the economy and labor union negotiations, we viewed it as an opportunity to own this unique, high-quality name.

     JACK HENRY & ASSOCIATES provides integrated computer systems to thousands of small and mid-size banks and credit unions that outsource their technology platforms, including teller systems, customer relationship management tools, ATM processing services, and Internet banking capabilities. Last year the company cautioned that its target customers were spending more conservatively given the uncertain economic environment, which led to a steep stock price decline from mid-2001 to the end of 2001. While we acknowledge that the near term remains dicey, we also believe that banks will loosen the purse strings as the economy improves, and Jack Henry should be a major beneficiary. We started to buy the stock at just over 20 times projected 2003 earnings and have continued to purchase the shares at even better valuations.

     We added to our position in SYSCO, the leading distributor of food and other products to restaurants and institutions throughout the United States. The company has an enviable track record over the past two decades, delivering consistent earnings and dividend growth year in and year out. Trading at about 20 times our 2003 earnings estimate, and anticipating an acceleration in organic revenue growth going forward, we made Sysco one of our largest purchases during the six-month period.

     We also added toy maker MATTEL back to the portfolio after it became apparent the new management team was focused on shareholder returns. Gone are the days of chasing expensive licenses and misallocation of capital. Bob Eckert, the new CEO, is content to deliver low double-digit, consistent earnings growth--hitting singles as opposed to swinging for home runs. We believe there is room for discipline and execution in what has historically been a poorly managed industry, and Mattel is positioned to garner increased market share. We started purchasing the stock at just 15 times 2003 earnings estimates.

     Within telecom services, we sold SPRINT and put the proceeds into two existing holdings, VERIZON COMMUNICATIONS and VODAFONE, where we felt better about the long-term business prospects. We made some similar moves in consumer nondurables. We sold GILLETTE based on valuation--27 times 2003 earnings estimates versus 15 times for a number of pharmaceutical companies. The multiple gap appears extreme and the relative risk/reward would appear to favor pharmaceuticals over consumer products. We trimmed some energy, eliminating ROYAL DUTCH PETROLEUM and reducing CHEVRONTEXACO, given prospects for better returns in other areas.

OUTLOOK
     The pace of the recovery and the level of improvement in the profit picture should determine the market's behavior in the second half of the year. Consumers are doing their part to pull the economy along. What is needed now is an acceleration in business investment--growth in capital spending and employment would provide the needed kick to the economy. Generally speaking, if earnings estimates are correct, the market looks attractive on a valuation basis. As we look through the portfolio, we like what we own, feel the valuations are attractive, and believe our strategy will serve investors well. The effects of the accounting scandals will pass, and investors will ultimately focus on the direction of the economy and its subsequent impact on corporate profitability and stock prices.

Respectfully submitted,

/s/

Thomas J. Huber

Chairman of the fund's Investment Advisory Committee
July 20, 2002

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS

MAJOR PORTFOLIO CHANGES
Listed in descending order of size

6 Months Ended 6/30/02
Ten Largest Purchases                                 Ten Largest Sales
--------------------------------------------------------------------------------
UPS *                                                 Sprint **
Jack Henry & Associates *                             Royal Dutch Petroleum **
Sysco                                                 Gillette **
Mattel *                                              Newmont Mining **
NiSource *                                            Technitrol **
AOL Time Warner                                       McGraw-Hill
Motorola *                                            ACE Limited
Vodafone                                              ChevronTexaco
Verizon Communications                                Equifax **
Bristol-Myers Squibb                                  Allergan **


 * Position added
** Position eliminated

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                         6/30/02
--------------------------------------------------------------------------------
Pfizer                                                                      2.6%
Citigroup                                                                   2.6
Exxon Mobil                                                                 2.3
Freddie Mac                                                                 2.3
Wyeth                                                                       2.2
.................................................................................
XL Capital                                                                  1.8
Family Dollar Stores                                                        1.8
Target                                                                      1.7
First Data                                                                  1.7
ChevronTexaco                                                               1.6
.................................................................................
CIGNA                                                                       1.5
Philip Morris                                                               1.5
PepsiCo                                                                     1.4
Masco                                                                       1.4
Vornado Realty Trust                                                        1.3
.................................................................................
American International Group                                                1.3
Waddell & Reed Financial                                                    1.3
Verizon Communications                                                      1.3
GE                                                                          1.2
Walgreen                                                                    1.2
.................................................................................
Union Pacific                                                               1.2
Microsoft                                                                   1.1
BP                                                                          1.1
Amerada Hess                                                                1.1
Mellon Financial                                                            1.1
.................................................................................
Total                                                                      39.6%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

The following chart was depicted as a line graph in the printed material.

                  S&P 500 Index          Dividend Growth Fund
                  -------------          --------------------
12/30/1992            10000                     10000
6/30/1993             10413.6                   11001.3
6/30/1994             10559.5                   11680
6/30/1995             13313.2                   13951.6
6/30/1996             16774.7                   17410.2
6/30/1997             22595.4                   23215.6
6/30/1998             29410.8                   28859.8
6/30/1999             36103.5                   31802.7
6/30/2000             38719.1                   30173.6
6/30/2001             32977.1                   31532.8
6/30/2002             27045.1                   28437.8


AVERAGE ANNUAL COMPOUND TOTAL RETURN
This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                              Since    Inception
Periods Ended 6/30/02         1 Year   3 Years    Years   Inception         Date
--------------------------------------------------------------------------------
Dividend Growth Fund          -9.82%    -3.66%    4.14%      11.63%     12/30/92

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------
Unaudited

FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period

                          6 Months     Year
                             Ended    Ended
                           6/30/02 12/31/01  12/31/00 12/31/99 12/31/98 12/31/97
NET ASSET VALUE
Beginning of period        $20.79   $21.88    $20.21   $22.01   $20.13   $16.37
Investment activities
  Net investment income
  (loss)                     0.08     0.27      0.30     0.45     0.46     0.44
  Net realized and
  unrealized gain (loss)    (1.94)   (1.08)     1.71    (1.08)    2.51     4.51
  Total from
  investment activities     01.86)   (0.81)     2.01    (0.63)    2.97     4.95

Distributions
  Net investment income     (0.08)   (0.28)    (0.29)   (0.45)   (0.46)   (0.44)
  Net realized gain              -        -    (0.05)   (0.72)   (0.63)   (0.75)
  Total distributions       (0.08)   (0.28)    (0.34)   (1.17)   (1.09)   (1.19)

NET ASSET VALUE
END OF PERIOD              $18.85   $20.79    $21.88   $20.21   $22.01   $20.13

RATIOS/SUPPLEMENTAL DATA
TOTAL RETURN^              (8.96)%  (3.64)%    10.06%  (2.82)%   15.04%   30.77%

Ratio of total expenses to
average net assets          0.80%+    0.82%     0.81%    0.77%    0.77%    0.80%

Ratio of net investment
income (loss) to average
net assets                   0.83%    1.31%     1.43%    2.01%    2.26%    2.42%

Portfolio turnover rate     21.5%+    34.9%     35.7%    37.8%    37.3%    39.1%
Net assets, end of period
(in millions)              $   619  $   692   $   751  $ 1,028  $ 1,338  $   747

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+    Annualized

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2002

STATEMENT OF NET ASSETS                                Shares/Par          Value
                                                                    In thousands
COMMON STOCKS  95.9%

CONSUMER DISCRETIONARY  12.1%
HOTELS, RESTAURANTS & LEISURE  1.6%
McDonald's                                                120,000       $  3,414
Starwood Hotels & Resorts Worldwide, REIT                 200,000          6,578
                                                                           9,992
                                                                           -----
LEISURE EQUIPMENT & PRODUCTS  1.1%
Hasbro                                                    235,000          3,187
Mattel                                                    160,000          3,373
                                                                           6,560
                                                                           -----
MEDIA  4.3%
AOL Time Warner *                                         180,000          2,648
Disney                                                    300,000          5,670
McGraw-Hill                                                85,000          5,075
Meredith                                                   39,800          1,526
Omnicom                                                   105,000          4,809
Viacom, Class B *                                         155,000          6,877
                                                                          26,605
                                                                          ------
MULTILINE RETAIL  4.1%
Family Dollar Stores                                      310,000         10,927
Nordstrom                                                 175,000          3,964
Target                                                    280,000         10,668
                                                                          25,559
                                                                          ------
SPECIALTY RETAIL  1.0%
GAP                                                       125,000          1,775
Home Depot                                                125,000          4,591
                                                                           6,366
                                                                           -----
Total Consumer Discretionary                                              75,082
                                                                          ------
CONSUMER STAPLES  8.3%
BEVERAGES  1.4%
PepsiCo                                                   185,000          8,917
                                                                           8,917
                                                                           -----
FOOD & DRUG RETAILING  2.4%
Royal Ahold, (EUR)                                        145,000          3,045
Sysco                                                     160,000          4,355
Walgreen                                                  195,000          7,533
                                                                          14,933
                                                                          ------

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------
                                                       Shares/Par          Value
                                                                    In thousands
FOOD PRODUCTS  1.8%
General Mills                                             135,000       $  5,951
McCormick                                                 200,000          5,150
                                                                          11,101
                                                                          ------
HOUSEHOLD PRODUCTS  1.2%
Colgate-Palmolive                                          50,000          2,502
Kimberly-Clark                                             75,000          4,650
                                                                           7,152
                                                                           -----
TOBACCO  1.5%
Philip Morris                                             210,000          9,173
                                                                           9,173
                                                                           -----
Total Consumer Staples                                                    51,276
                                                                          ------
ENERGY  8.2%
ENERGY EQUIPMENT & SERVICES  1.4%
Baker Hughes                                              160,000          5,326
Diamond Offshore Drilling                                 125,000          3,563
                                                                           8,889
                                                                           -----
OIL & GAS  6.8%
Amerada Hess                                               85,000          7,012
BP ADR                                                    140,000          7,069
ChevronTexaco                                             110,000          9,735
Exxon Mobil                                               355,000         14,527
TotalFinaElf ADR                                           45,000          3,640
                                                                          41,983
                                                                          ------
Total Energy                                                              50,872
                                                                          ------
FINANCIALS  25.8%
BANKS  6.3%
Bank of New York                                          185,000          6,244
Fifth Third Bancorp                                        50,000          3,332
FleetBoston Financial                                     200,000          6,470
Mellon Financial                                          220,000          6,915
Northern Trust                                             80,000          3,525
U.S. Bancorp                                              265,000          6,188
Wells Fargo                                               125,000          6,257
                                                                          38,931
                                                                          ------

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------
                                                       Shares/Par          Value
                                                                    In thousands
DIVERSIFIED FINANCIALS  8.5%
American Express                                          120,000       $  4,358
Citigroup                                                 410,000         15,888
Fannie Mae                                                 85,000          6,269
Freddie Mac                                               235,000         14,382
Morgan Stanley                                             90,000          3,877
Waddell & Reed Financial, Class A                         350,000          8,022
                                                                          52,796
                                                                          ------
INSURANCE  5.9%
ACE Limited                                               100,000          3,160
American International Group                              120,000          8,188
Hartford Financial Services Group                          75,000          4,460
Marsh & McLennan                                           50,000          4,830
Mercury General                                           100,000          4,850
XL Capital, Class A                                       130,000         11,011
                                                                          36,499
                                                                          ------
REAL ESTATE  5.1%
Archstone-Smith Trust, REIT                               225,000          6,007
Cousins Properties, REIT                                  260,000          6,438
Duke Realty, REIT                                         215,000          6,224
Reckson Associates Realty, REIT                           185,000          4,607
Vornado Realty Trust, REIT                                180,000          8,316
                                                                          31,592
                                                                          ------
Total Financials                                                         159,818
                                                                         -------
HEALTH CARE  11.5%
HEALTH CARE PROVIDERS & SERVICES  2.2%
CIGNA                                                      95,000          9,255
HCA                                                        90,000          4,275
                                                                          13,530
                                                                          ------
PHARMACEUTICALS  9.3%
Abbott Laboratories                                       165,000          6,212
Bristol-Myers Squibb                                      140,000          3,598
Johnson & Johnson                                          97,500          5,095
Merck                                                      50,000          2,532
Pfizer                                                    460,000         16,100
Pharmacia                                                 170,000          6,367

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------
                                                       Shares/Par          Value
                                                                    In thousands

Schering-Plough                                           175,000       $  4,305
Wyeth                                                     260,000         13,312
                                                                          57,521
Total Health Care                                                         71,051
                                                                          ------
INDUSTRIALS & BUSINESS SERVICES  13.5%
AEROSPACE & DEFENSE  0.9%
Honeywell International                                   160,000          5,637
                                                                           5,637
                                                                           -----
AIR FREIGHT & LOGISTICS  1.3%
C.H. Robinson Worldwide                                    40,000          1,341
Expeditors International of Washington                     90,000          2,984
UPS, Class B                                               65,000          4,014
                                                                           8,339
                                                                           -----
BUILDING PRODUCTS  1.4%
Masco                                                     315,000          8,540
                                                                           8,540
                                                                           -----
COMMERCIAL SERVICES & SUPPLIES  3.8%
Automatic Data Processing                                 130,000          5,662
First Data                                                280,000         10,416
Paychex                                                    90,000          2,816
Waste Management                                          180,000          4,689
                                                                          23,583
                                                                          ------
INDUSTRIAL CONGLOMERATES  2.2%
GE                                                        265,000          7,698
Teleflex                                                   70,000          4,000
Tyco International                                        123,300          1,666
                                                                          13,364
                                                                          ------
MACHINERY  2.7%
Danaher                                                    45,000          2,986
Dover                                                     135,000          4,725
Nordson                                                   165,000          4,069
Pall                                                      240,000          4,980
                                                                          16,760
                                                                          ------
ROAD & RAIL  1.2%
Union Pacific                                             115,000          7,277
                                                                           7,277
                                                                           -----
Total Industrials & Business Services                                     83,500
                                                                          ------

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------
                                                       Shares/Par          Value
                                                                    In thousands
INFORMATION TECHNOLOGY  6.1%
COMMUNICATIONS EQUIPMENT  0.8%
Cisco Systems *                                           175,000       $  2,441
Nokia ADR                                                 165,000          2,389
                                                                           4,830
                                                                           -----
COMPUTERS & PERIPHERALS  0.8%
Dell Computer *                                           115,000          3,006
Hewlett-Packard                                           142,312          2,175
                                                                           5,181
                                                                           -----
ELECTRONIC EQUIPMENT & INSTRUMENTS  1.2%
Jabil Circuit *                                           135,000          2,850
Molex, Class A                                            170,000          4,663
                                                                           7,513
                                                                           -----
SEMICONDUCTOR EQUIPMENT & PRODUCTS  1.4%
Applied Materials *                                       100,000          1,902
Linear Technology                                         110,000          3,457
Texas Instruments                                         130,000          3,081
                                                                           8,440
                                                                           -----
SOFTWARE  1.9%
Adobe Systems                                              85,000          2,423
Jack Henry & Associates                                   150,000          2,503
Microsoft *                                               130,000          7,111
                                                                          12,037
                                                                          ------
Total Information Technology                                              38,001
                                                                          ------
MATERIALS  1.3%
CHEMICALS  1.3%
Dow Chemical                                              120,000          4,126
Ecolab                                                     80,000          3,698
Total Materials                                                            7,824
                                                                           -----
TELECOMMUNICATION SERVICES  4.1%
DIVERSIFIED TELECOMMUNICATION SERVICES  3.0%
Alltel                                                    100,000          4,700
SBC Communications                                        195,000          5,948
Verizon Communications                                    195,000          7,829
                                                                          18,477
                                                                          ------

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------
                                                       Shares/Par          Value
                                                                    In thousands
WIRELESS TELECOMMUNICATION SERVICES  1.1%
Vodafone ADR                                              490,000       $  6,688
                                                                           6,688
                                                                           -----
Total Telecommunication Services                                          25,165
                                                                          ------
UTILITIES  1.2%
ELECTRIC UTILITIES  0.6%
Teco Energy                                               140,000          3,465
                                                                           3,465
                                                                           -----
GAS UTILITIES  0.6%
El Paso Corporation                                        80,000          1,649
NiSource                                                  110,000          2,401
                                                                           4,050
                                                                           -----

TOTAL UTILITIES                                                            7,515
                                                                           -----
TOTAL MISCELLANEOUS COMMON STOCKS 3.8%                                    23,748
                                                                          ------
Total Common Stocks (Cost  $510,055)                                     593,852
                                                                         -------
CONVERTIBLE PREFERRED STOCKS  0.3%
TOTAL MISCELLANEOUS CONVERTIBLE PREFERRED STOCKS 0.3%                      1,856
                                                                           -----
Total Convertible Preferred Stocks (Cost  $1,650)                          1,856
                                                                           -----
CONVERTIBLE BONDS  1.5%
Analog Devices, 144A, 4.75%, 10/1/05                    2,300,000          2,208
--------------------------------------------------------------------------------
GAP, Sr. Notes, 144A, 5.75%, 3/15/09                    1,476,000          1,708
--------------------------------------------------------------------------------
Loews, 3.125%, 9/15/07                                  6,000,000          5,322
--------------------------------------------------------------------------------
Total Convertible Bonds (Cost  $8,918)                                     9,238
                                                                           -----

SHORT-TERM INVESTMENTS  2.1%
MONEY MARKET FUND  2.1%
T. Rowe Price Reserve Investment Fund, 1.95% #         12,920,174         12,920
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost  $12,920)                              12,920
                                                                          ------

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------
                                                       Shares/Par          Value
                                                                    In thousands

TOTAL INVESTMENTS IN SECURITIES
99.8% of Net Assets (Cost $533,543)                                    $617,866
Other Assets Less Liabilities                                             1,286

NET ASSETS                                                             $619,152
                                                                       --------
Net Assets Consist of:
Undistributed net investment income (loss)                             $    214
Undistributed net realized gain (loss)                                   (7,243)
Net unrealized gain (loss)                                               84,323
Paid-in-capital applicable to 32,844,329 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares authorized                                         541,858
                                                                        -------

NET ASSETS                                                             $619,152

NET ASSET VALUE PER SHARE                                              $ 18.85

#    Seven-day yield
*    Non-income producing
144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total of such securities at period-end amounts to $3,916 and represents 0.6% of net assets
ADR  American Depository Receipts
EUR  Euro
REIT Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------
Unaudited
STATEMENT OF OPERATIONS
In thousands
                                                                        6 Months
                                                                           Ended
                                                                         6/30/02
INVESTMENT INCOME (LOSS)
Income
  Dividend                                                             $  4,864
  Interest                                                                  619
  Total income                                                            5,483
Expenses
  Investment management                                                   1,748
  Shareholder servicing                                                     794
  Prospectus and shareholder reports                                         60
  Custody and accounting                                                     56
  Proxy and annual meeting                                                   28
  Legal and audit                                                             8
  Directors                                                                   4
  Registration                                                                3
  Total expenses                                                          2,701
  Expenses paid indirectly                                                  (10)
  Net expenses                                                            2,691
  Net investment income (loss)                                            2,792

REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss)
    Securities                                                           (4,961)
    Foreign currency transactions                                             1
    Net realized gain (loss)                                             (4,960)
  Change in net unrealized gain (loss) on securities                    (59,395)
  Net realized and unrealized gain (loss)                               (64,355)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                 $(61,563)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------
Unaudited

STATEMENT OF CHANGES IN NET ASSETS
In thousands
                                                        6 Months            Year
                                                           Ended           Ended
                                                         6/30/02        12/31/01
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income (loss)                         $   2,792      $   9,234
  Net realized gain (loss)                                (4,960)         5,697
  Change in net unrealized gain (loss)                   (59,395)       (42,990)
                                                       -------------------------
  Increase (decrease) in net assets from operations      (61,563)       (28,059)
                                                       -------------------------
Distributions to shareholders
  Net investment income                                   (2,638)        (9,492)
                                                       -------------------------
Capital share transactions *
  Shares sold                                             49,644        106,401
  Distributions reinvested                                 2,437          8,766
  Shares redeemed                                        (60,848)      (136,440)
                                                       -------------------------
  Increase (decrease) in net assets from capital
  share transactions                                      (8,767)       (21,273)
                                                       -------------------------

NET ASSETS
  Increase (decrease) during period                      (72,968)       (58,824)
  Beginning of period                                    692,120        750,944

  END OF PERIOD                                        $ 619,152      $ 692,120
                                                       -------------------------

*Share information
    Shares sold                                            2,411          5,091
    Distributions reinvested                                 125            440
    Shares redeemed                                       (2,977)        (6,561)
                                                       -------------------------
    Increase (decrease) in shares outstanding               (441)        (1,030)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2002

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
     T. Rowe Price Dividend Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on December 30, 1992. The fund seeks to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income through investments primarily in dividend-paying stocks.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     VALUATION Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities less than one year are valued at amortized cost in local
     currency,   which  approximates  fair  value  when  combined  with  accrued interest.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

 T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

     CURRENCY TRANSLATION Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     PREMIUMS AND DISCOUNTS Premiums and discounts on debt securities are amortized for financial reporting purposes.

     EXPENSES PAID INDIRECTLY Certain security trades are directed to brokers who have agreed to rebate a portion of the related commission to the fund to pay fund expenses. Additionally, credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Total expenses in the accompanying statement of operations are presented before reduction for rebates and credits, which totaled $10,000 and $0 for the period ended June 30, 2002.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.

NOTE 2 - INVESTMENT TRANSACTIONS
     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
     securities, aggregated $70,728,000 and $74,538,000, respectively, for the six months ended June 30, 2002.

Note 3 - Federal Income Taxes
     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

     differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2002.

     For tax purposes, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year; consequently, $157,000 of realized losses recognized for financial reporting purposes in 2001 were recognized for tax purposes on January 1, 2002. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2001, the fund had $2,126,000 of unused capital loss carryforwards, all of which expire in 2008.

     At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $533,543,000. Net unrealized gain aggregated $84,323,000 at period-end, of which $132,129,000 related to appreciated investments and $47,806,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS
     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.20% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At June 30, 2002, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $273,000.

     In  addition,  the fund has  entered  into  service  agreements  with Price
     Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

     Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these service agreements totaled $634,000 for the six months ended June 30, 2002, of which $116,000 was payable at period-end.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2002, totaled $172,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

ABOUT THE FUND'S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

INDEPENDENT DIRECTORS

NAME
(DATE OF BIRTH)                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
YEAR ELECTED*                   OTHER DIRECTORSHIPS OF PUBLIC COMPANIES
--------------------------------------------------------------------------------
Calvin W. Burnett, Ph.D.        President, Coppin State College; Director,
(3/16/32)                       Provident Bank of Maryland
2001
--------------------------------------------------------------------------------
Anthony W. Deering              Director, Chairman of the Board, President, and
(1/28/45)                       Chief Executive Officer, The Rouse Company,
2001                            real estate developers
--------------------------------------------------------------------------------
Donald W. Dick, Jr.             Principal, EuroCapital Advisors, LLC, an
(1/27/43)                       acquisition and management advisory firm
1992
--------------------------------------------------------------------------------
David K. Fagin                  Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                        Golden Star Resources Ltd., and Canyon Resources
1992                            Corp. (5/00 to present); Chairman and President,
                                Nye Corp.
--------------------------------------------------------------------------------
F. Pierce Linaweaver            President, F. Pierce Linaweaver & Associates,
(8/22/34)                       Inc., consulting environmental and civil
2001                            engineers
--------------------------------------------------------------------------------
Hanne M. Merriman               Retail Business Consultant; Director,
(11/16/41)                      Ann Taylor Stores Corp., Ameren Corp.,
1994                            Finlay Enterprises, Inc., The Rouse Company,
                                and US Airways Group, Inc.
--------------------------------------------------------------------------------
John G. Schreiber               Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                      a real estate investment company; Senior
2001                            Advisor and Partner, Blackstone Real Estate
                                Advisors, L.P.; Director, AMLI Residential
                                Properties Trust, Host Marriott Corp.,
                                and The Rouse Company
--------------------------------------------------------------------------------
Hubert D. Vos                   Owner/President, Stonington Capital Corp.,
(8/2/33)                        a private investment company
1992
--------------------------------------------------------------------------------

* Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

INDEPENDENT DIRECTORS (CONTINUED)

NAME
(DATE OF BIRTH)                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
YEAR ELECTED*                   OTHER DIRECTORSHIPS OF PUBLIC COMPANIES
--------------------------------------------------------------------------------
Paul M. Wythes                  Founding Partner, Sutter Hill Ventures,
(6/23/33)                       a venture capital limited partnership, providing
1992                            equity capital to young high-technology
                                companies throughout the United States;
                                Director, Teltone Corp.

* Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.

Inside Directors

NAME
(DATE OF BIRTH)
YEAR ELECTED**
[NUMBER OF T. ROWE PRICE        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
PORTFOLIOS OVERSEEN]            OTHER DIRECTORSHIPS OF PUBLIC COMPANIES
--------------------------------------------------------------------------------
James A.C. Kennedy              Director and Vice President,
(8/15/53)                       T. Rowe Price and T. Rowe Price Group, Inc.
1997
[32]
--------------------------------------------------------------------------------
James S. Riepe                  Director and Vice President, T. Rowe Price;
(6/25/43)                       Vice Chairman of the Board, Director, and
1992                            Vice President, T. Rowe Price Group, Inc.;
[98]                            Chairman of the Board and Director, T. Rowe
                                Price Global Asset Management Limited, T. Rowe
                                Price Investment Services, Inc., T. Rowe Price
                                Retirement Plan Services, Inc., and T. Rowe
                                Price Services, Inc.; Chairman of the Board,
                                Director, President, and Trust Officer, T. Rowe
                                Price Trust Company; Director, T. Rowe Price
                                International, Inc., and T. Rowe Price Global
                                Investment Services Limited; Vice President,
                                Dividend Growth Fund
--------------------------------------------------------------------------------
M. David Testa                  Vice Chairman of the Board, Chief Investment
(4/22/44)                       Officer, Director, and Vice President,
1992                            T. Rowe Price Group, Inc.; Chief Investment
[98]                            Officer, Director, and Vice President, T. Rowe
                                Price; Chairman and Director, T. Rowe Price
                                Global Asset Management Limited; Vice President
                                and Director, T. Rowe Price Trust Company;
                                Director, T. Rowe Price Global Investment
                                Services Limited and T. Rowe Price
                                International, Inc.
--------------------------------------------------------------------------------

** Each inside director serves until the election of a successor.

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

OFFICERS

NAME (DATE OF BIRTH)
TITLE AND FUND(S) SERVED                PRINCIPAL OCCUPATION(S)
--------------------------------------------------------------------------------
Joseph A. Carrier (12/30/60)            Vice President, T. Rowe Price,
Treasurer, Dividend Growth Fund         T. Rowe Price Group, Inc., and
                                        T. Rowe Price Investment Services, Inc.
--------------------------------------------------------------------------------
Giri Devulapally (11/18/67)             Vice President, T. Rowe Price
Vice President, Dividend Growth Fund    and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------
Donald J. Easley (11/28/71)             Vice President, T. Rowe Price
Vice President, Dividend Growth Fund
--------------------------------------------------------------------------------
David R. Giroux (6/8/75)                Vice President, T. Rowe Price and
Vice President, Dividend Growth Fund    T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------
Michael W. Holton (9/25/68)             Vice President, T. Rowe Price and
Vice President, Dividend Growth Fund    T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------
Henry H. Hopkins (12/23/42)             Director and Vice President, T. Rowe
Vice President, Dividend Growth Fund    Price Group, Inc.; Vice President,
                                        T. Rowe Price, T. Rowe Price
                                        International, Inc., and T. Rowe Price
                                        Retirement Plan Services, Inc.; Vice
                                        President and Director, T. Rowe Price
                                        Investment Services, Inc., T. Rowe Price
                                        Services, Inc., and T. Rowe Price Trust
                                        Company
--------------------------------------------------------------------------------
Thomas J. Huber (9/23/66)               Vice President, T. Rowe Price and
President, Dividend Growth Fund         T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------
J. Jeffrey Lang (1/10/62)               Vice President, T. Rowe Price and
Vice President, Dividend Growth Fund    T. Rowe Price Trust Company
--------------------------------------------------------------------------------
David M. Lee (11/13/62)                 Vice President, T. Rowe Price and
Vice President, Dividend Growth Fund    T. Rowe Price Group, Inc.

Patricia B. Lippert (1/12/53)           Assistant Vice President, T. Rowe Price
Secretary, Dividend Growth Fund         and T. Rowe Price Investment Services,
                                        Inc.
--------------------------------------------------------------------------------
David S. Middleton (1/18/56)            Vice President, T. Rowe Price,
Controller, Dividend Growth Fund        T. Rowe Price Group, Inc., and T. Rowe
                                        Price Trust Company
--------------------------------------------------------------------------------
Donald J. Peters (7/3/59)               Vice President, T. Rowe Price and
Vice President, Dividend Growth Fund    T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------
Larry J. Puglia (8/25/60)               Vice President, T. Rowe Price and
Vice President, Dividend Growth Fund    T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------
Karen M. Regan (4/16/67)                Assistant Vice President, T. Rowe Price
Vice President, Dividend Growth Fund
--------------------------------------------------------------------------------
William J. Stromberg (3/10/60)          Vice President, T. Rowe Price and
Vice President, Dividend Growth Fund    T.Rowe Price Group, Inc.
--------------------------------------------------------------------------------
Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

T. ROWE PRICE INVESTMENT SERVICES AND INFORMATION
--------------------------------------------------------------------------------
INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES
     BY PHONE 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET. In Person.
     Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.

ACCOUNT SERVICES
     AUTOMATED  24-HOUR SERVICES  INCLUDING  TELE*ACCESS(R) and  Account Access
     through   the  T.   Rowe   Price  Web  site  on  the   Internet.   Address:
     www.troweprice.com.

     AUTOMATIC INVESTING. From your bank account or paycheck.

     AUTOMATIC WITHDRAWAL. Scheduled, automatic redemptions.

     IRA REBALANCING. Ensuring that your accounts reflect your desired asset allocation.

BROKERAGE SERVICES *
     INDIVIDUAL INVESTMENTS. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

INVESTMENTINFORMATION
     CONSOLIDATED STATEMENT. Overview of all of your accounts.

     SHAREHOLDER REPORTS. Manager reviews of their strategies and results.

     T. ROWE PRICE REPORT. Quarterly investment newsletter.

     PERFORMANCE UPDATE. Quarterly review of all T. Rowe Price fund results.

     INSIGHTS. Educational reports on investment strategies and markets.

     INVESTMENT GUIDES. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

T. ROWE PRICE PLANNING TOOLS AND SERVICES
--------------------------------------------------------------------------------
T. ROWE PRICE RETIREMENT SERVICES
     T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.

     PLANNING TOOLS AND SERVICES
     ---------------------------------------------------------------------------
     T. ROWE PRICE(R) RETIREMENT INCOME MANAGER* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

     RETIREMENT INCOME CALCULATOR. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

     ROLLOVER INVESTMENT SERVICE* offers asset allocation and fund selec- tion advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

     IRA REBALANCING SERVICE. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

     QUALITY INFORMATION. Thousands of investors have made their per- sonal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.

     INVESTMENT VEHICLES
     ---------------------------------------------------------------------------
     INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)
     NO-LOAD VARIABLE ANNUITIES
     SMALL BUSINESS RETIREMENT PLANS

*Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.

T. ROWE PRICE WEB SERVICES
--------------------------------------------------------------------------------
www.troweprice.com
     ACCOUNT INFORMATION
     ---------------------------------------------------------------------------
     ACCOUNT ACCESS allows you to access, in a secure  environment,  all of your
     T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

     ACCOUNTMINDER is a personal page, with one password, that gives you access to all your online financial information and other records from the secure
     T. Rowe Price Account Access site.

     FINANCIAL TOOLS AND CALCULATORS
     ---------------------------------------------------------------------------
     COLLEGE INVESTMENT CALCULATOR. This interactive tool allows you to estimate simultaneously the college costs for as many as five children.

     MORNINGSTAR(R) PORTFOLIO TRACKERSM. See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

     INVESTMENT STRATEGY PLANNER. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for you.

     RETIREMENT INCOME CALCULATOR. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

     INVESTMENT TRACKING AND INFORMATION
     ---------------------------------------------------------------------------
     My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

     Morningstar(R) Portfolio WatchlistSM. Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

     Morningstar(R) Portfolio X-RaySM. This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector, fees and expenses, stock statistics, world regions, and top holdings.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------
STOCK FUNDS                   BOND FUNDS                  MONEYMARKET FUNDS++
----------------------------------------------------------------------------
DOMESTIC                      DOMESTIC TAXABLE            TAXABLE
Blue Chip Growth*             Corporate Income            Prime Reserve
Capital Appreciation          GNMA                        Summit Cash Reserves
Capital Opportunity           High Yield*                 U.S. Treasury Money
Developing Technologies       New Income
Diversified Small-Cap           Short-Term Bond           TAX-FREE
  Growth                      Spectrum Income             California Tax-Free
Dividend Growth               Summit GNMA                   Money
Equity Income*                U.S. Bond Index             Maryland Tax-Free
Equity Index 500              U.S. Treasury                 Money
Extended Equity Market          Intermediate              New York Tax-Free
  Index                       U.S. Treasury Long-Term       Money
Financial Services                                        Summit Municipal
Growth & Income               DOMESTIC TAX-FREE             Money Market
Growth Stock*                 California Tax-Free Bond    Tax-Exempt Money
Health Sciences               Florida Intermediate
Media & Telecommun-             Tax-Free                  INTERNATIONAL/GLOBAL
  ications                    Georgia Tax-Free Bond       FUNDS
Mid-Cap Growth*               Maryland Short-Term         --------------------
Mid-Cap Value                   Tax-Free Bond             STOCK
New America Growth            Maryland Tax-Free Bond      Emerging Europe &
New Era                       New Jersey Tax-Free Bond      Mediterranean
New Horizons                  New York Tax-Free Bond      Emerging Markets
Real Estate                   Summit Municipal Income       Stock
Science & Technology*         Summit Municipal            European Stock
Small-Cap Stock*                Intermediate              Global Stock
Small-Cap Value*+             Tax-Free High Yield         Global Technology
Spectrum Growth               Tax-Free Income             International
Tax-Efficient Growth          Tax-Free Intermediate         Discovery+
Tax-Efficient Multi-Cap         Bond                      International Equity
  Growth                      Tax-Free Short-               Index
Total Equity Market Index       Intermediate              International Growth
Value*                        Virginia Tax-Free Bond        & Income
                                                          International Stock*
BLENDED ASSET FUNDS                                       Japan
Balanced                                                  Latin America
Personal Strategy Balanced                                New Asia
Personal Strategy Growth                                  Spectrum International
Personal Strategy Income                                  Emerging Markets Bond
Tax-Efficient Balanced                                    International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.
+    Closed to new investors.
++ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202
F58-051  6/30/02